UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 14, 2004
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                           Ibis Technology Corporation
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             (Exact name of registrant as specified in its charter)






Massachusetts                         0-23150                    04-2987600
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(State or other jurisdiction        (Commission                (IRS Employer
of incorporation)                   File Number)             Identification No.)



32 Cherry Hill Drive, Danvers, Massachusetts  01923
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(Address of principal executive offices)   (Zip Code)


Registrant's telephone number, including area code:  (978) 777-4247
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ITEM 8.01 OTHER EVENTS

On September 14, 2004, Ibis Technology Corporation announced final customer acceptance of the Ibis i2000 oxygen implanter that was ordered by a leading silicon wafer manufacturer in February of this year and shipped in May. A copy of the press release is being furnished as Exhibit 99.1 attached hereto. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      IBIS TECHNOLOGY CORPORATION
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Date:  September 14, 2004             /s/ William J. Schmidt
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                                      William J. Schmidt Chief Financial Officer

                                  EXHIBIT INDEX
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Exhibit
Number                     Description
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99.1 Press Release Announcing Final Acceptance of the Ibis i2000 oxygen implanter.